SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 21, 2003

Western Sierra Bancorp
(Exact Name of Registrant as Specified in its Charter)

California	000-25979	68-0390121
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4080 Plaza Goldorado Circle, Cameron Park, California		95682
(Address of Principal Executive Offices)		(Zip Code)

(530) 677-5600
(Registrant’s Telephone Number, Including Area Code)

Item 12. Results of Operations and Financial Condition

On October 17, 2003, Western Sierra Bancorp issued a press release setting forth its third-quarter 2003 earnings. A copy of its press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Exhibits

Exhibit 99.1.           Press Release Western Sierra Bancorp Reports Results for the 3rd Quarter of 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Western Sierra Bancorp has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTERN SIERRA BANCORP

Date: October 21, 2003	By:	/s/ Anthony J. Gould
Anthony J. Gould
Chief Accounting and Financial Officer